                         NOTICE OF WITHDRAWAL OF TENDER

                REGARDING LIMITED LIABILITY COMPANY INTERESTS IN

              GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 29, 2010

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                                  RECEIVED BY,
                          12:00 MIDNIGHT, EASTERN TIME,
          ON WEDNESDAY, OCTOBER 27, 2010 UNLESS THE OFFER IS EXTENDED.

       COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR EMAIL TO:

                                    BY MAIL:
                                   Bonnie Moy
                                 Bank of America
                             Alternative Investments
                               100 Federal Street
                                  MA5-100-06-05
                                Boston, MA 02110

                              Phone: 1-866-921-7951

                                    BY EMAIL:
                             aiclientservice@ml.com
      Please include the words "Grosvenor (TI 1) Tender Documents" in the subject line.

  YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF WITHDRAWAL IS RECEIVED
                    BY BANK OF AMERICA CAPITAL ADVISORS LLC

              GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

Ladies and Gentlemen:

     The undersigned hereby withdraws the tender of its limited liability company interest in GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated ____________________.

     This tender was in the amount of:

          [ ] Entire limited liability company interest in the Fund ("Interest")

          [ ] Portion of Interest expressed as a specific dollar value:
              $_____________________

     The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (INCLUDING SPOUSES INVESTED JOINTLY):


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Signature                               Signature


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Name of Signatory                       Name of Signatory
(please print)                          (please print)


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Title of Authorized Person              Title of Authorized Person
(please print)                          (please print)

FOR ENTITY INVESTORS (E.G., TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS, AND PARTNERSHIPS):


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Signature                               Signature


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Name of Signatory                       Name of Signatory
(please print)                          (please print)


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Title of Authorized Person              Title of Authorized Person
(please print)                          (please print)

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Signature                               Signature


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Name of Signatory                       Name of Signatory
(please print)                          (please print)


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Title of Authorized Person              Title of Authorized Person
(please print)                          (please print)


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